UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2014 (February 17, 2014)
THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
 N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 17, 2014, Wendy’s International, LLC (“Wendy’s”), an indirect wholly-owned subsidiary of The Wendy’s Company (the “Company”), completed the sale of certain assets used in the operation of 70 Wendy’s® restaurants in the Dallas, Texas area to MUY Hamburger Partners, LLC and MUY Properties-CTW, Ltd. (collectively, “MUY”) pursuant to the terms of an Asset Purchase Agreement (the “Agreement”) dated as of January 31, 2014 for $32.4 million (subject to customary purchase price adjustments) plus initial franchise fees. The Agreement also includes fees for the right to develop Wendy’s restaurants in the future in the Dallas, Texas area. On February 18, 2014, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission which announced the completion of the sale.

This Form 8-K/A amends the Current Report on Form 8-K filed on February 18, 2014 to provide the pro forma financial information required by Item 9.01 of Form 8-K, which was not previously filed with the Form 8-K on February 18, 2014.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 18, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b)    Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of September 29, 2013 and unaudited pro forma condensed consolidated statements of operations of The Wendy’s Company for the nine months ended September 29, 2013 and the year ended December 30, 2012, including notes to the unaudited pro forma condensed consolidated financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)         Exhibits

Exhibit No.	Description
2.1
Asset Purchase Agreement by and among Wendy’s International, LLC, as seller, MUY Hamburger Partners, LLC and MUY Properties-CTW, Ltd., as purchasers, and James H. Bodenstedt, as guarantor, dated as of January 31, 2014, incorporated herein by reference to Exhibit 2.1 of The Wendy’s Company Current Report on Form 8-K filed on February 18, 2014 (SEC file No. 001-02207).

99.1
The unaudited pro forma condensed consolidated balance sheet as of September 29, 2013 and the unaudited pro forma condensed consolidated statements of operations of The Wendy’s Company for the nine months ended September 29, 2013 and the year ended December 30, 2012, including notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
(Registrant)
Date: February 21, 2014	By:/s/ Todd A. Penegor
Todd A. Penegor
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1
Asset Purchase Agreement by and among Wendy’s International, LLC, as seller, MUY Hamburger Partners, LLC and MUY Properties-CTW, Ltd., as purchasers, and James H. Bodenstedt, as guarantor, dated as of January 31, 2014, incorporated herein by reference to Exhibit 2.1 of The Wendy’s Company Current Report on Form 8-K filed on February 18, 2014 (SEC file No. 001-02207).

99.1
The unaudited pro forma condensed consolidated balance sheet as of September 29, 2013 and the unaudited pro forma condensed consolidated statements of operations of The Wendy’s Company for the nine months ended September 29, 2013 and the year ended December 30, 2012, including notes to the unaudited pro forma condensed consolidated financial statements.